IMPI
INSTITUTO MEXICANO DE LA PROPIEDAD INDUSTRIAL

TÍTULO DE REGISTRO DE MARCA

J J HOLAND LIMITED

Nacionalidad ISLAS VIRGENES BRITANICAS

Domicilio WICKHAMS QUAY, ROADTOWN, INTERNATIONAL TRUST BUILDING
TORTOLA ISLAS VIRGENES BRITANICAS

Registro 1644404 Tipo de Marca MIXTA

Signo distintivo 4U2 y Diseño

Clase 3

Se aplica a COSMETICOS; PERFUMES AGUA DE COLONIA; PRODUCTOS DE TOCADOR; AEROSOLES DE USO CORPORAL; MAQUILLAJE; SOMBRAS DE OJOS; MASCARA DE PESTAÑAS; LAPICES PARA USO COSMETICO; LAPICES DE OJOS; PERFILADORES DE OJOS; LAPICES DE CEJAS; COSMETICOS PARA LAS CEJAS; PINTALABIOS; BRILLOS DE LABIOS; BALSAMOS LABIALES [NO MEDICINALES]; PREPARADOS BASE DE MAQUILLAJE; POLVOS DE MAQUILLAJE; COLORETES COSMETICOS; PREPARACIONES [NO MEDICINALES] PARA EL CUIDADO DE LA PIEL, CARA, O DEL CABELLO; PREPARACIONES PARA FIJAR EL CABELLO; TIZA PARA EL-----continúa-----

Expediente 1704706
Fecha de presentación ENE 20, 2016
Hora 14:59


4U2
COSMETICS
BEL'AIR
U.S.A

Clasificación de Elementos Figurativos (7) 27.5.1, 27.5.5, 27.5.10, 27.5.24, 27.7.1, 27.7.11, 27.7.24, 29.1.12

La impresión del signo distintivo en este título puede presentar variaciones en el tono de los colores respecto al presentado en la solicitud de registro.

El registro de referencia se otorga con fundamento en los artículos 1°, 2° fracción V, 6° fracción III, 125 y 126 de la Ley de la Propiedad Industrial.

De conformidad con el artículo 95 de la Ley de la Propiedad Industrial, el presente registro tiene una vigencia de diez años contados a partir de la fecha de presentación de la solicitud y el mismo podrá renovarse por periodos de la misma duración, en los términos establecidos en los artículos 133 y 134 del mismo Ordenamiento Legal.

Quien suscribe el presente título lo hace con fundamento en los artículos 6° fracción III y 7° BIS 2 de la Ley de la Propiedad Industrial; 1°, 3° fracción V inciso b), subíndices ii) y iii) primero y segundo guión respectivamente, 4°, 5°, 11, fracción II y último párrafo y 13 fracción III del Reglamento del Instituto Mexicano de la Propiedad Industrial; 1°, 3°, 4°, 5° fracción V inciso b, subíndices ii) y iii) primero y segundo guión respectivamente, 17 fracción III, 28 y 31 del Estatuto Orgánico de este Instituto; 1°, 3° y 6° inciso a) párrafos antepenúltimo, penúltimo y último del Acuerdo que delega facultades en los Directores Generales Adjuntos, Coordinador, Directores Divisionales, Titulares de las Oficinas Regionales, Subdirectores Divisionales, Coordinadores Departamentales y otros Subalternos del Instituto Mexicano de la Propiedad Industrial. Ordenamientos Legales cuyas reformas, adiciones y modificaciones se encuentran vigentes a la fecha de emisión del presente título.

MEXICO, D.F. A 08 DE JUNIO DE 2016.

EL COORDINADOR DEPARTAMENTAL DE EXAMEN DE MARCAS 'A'

LIC. JOSE DANIEL GARCIA RODRIGUEZ

20160420679

IAB/205139

IMPI
INSTITUTO MEXICANO
DE LA PROPIEDAD
INDUSTRIAL

TÍTULO DE REGISTRO DE MARCA

Registro 1644404

J J HOLAND LIMITED

CABELLO [PARA USO COSMETICO]; CHAMPUS; CHAMPUS EN SECO; ACONDICIONADORES [PARA EL CABELLO]; TINTES PARA EL CABELLO; PREPARACIONES PARA TEÑIR EL CABELLO; DESMAQUILLADORES; PRODUCTOS DE LIMPIEZA; TONICOS [PARA USO COSMETICO]; PRODUCTOS PARA HIDRATAR LA PIEL; CREMA CORPORAL; CREMA PARA LAS MANOS; CREMAS ANTIENVEJECIMIENTO; CREMAS PARA ATENUAR LAS MANCHAS DE LA VEJEZ; MASCARAS FACIALES; CREMAS (NO MEDICINALES) PARA EL CUIDADO DE LOS OJOS; CREMAS (NO MEDICINALES) PARA EL CUIDADO LABIAL; PREPARACIONES PARA BAÑOS DE ESPUMA; GELES DE DUCHA; JABON DE BELLEZA; PESTAÑAS POSTIZAS; UÑAS POSTIZAS; ADHESIVOS PARA PESTAÑAS POSTIZAS O UÑAS POSTIZAS; ESMALTES DE UÑAS; QUITAESMALTES DE UÑAS; DESODORANTES [INCLUIDOS EN ESTA CLASE]; PRODUCTOS ANTITRANSPIRANTES [ARTICULOS DE TOCADOR]; CONJUNTOS DE REGALO QUE CONTIENEN COSMETICOS; PREPARACIONES DE PROTECCION SOLAR; PREPARACIONES COSMETICAS PARA EL BRONCEADO DE LA PIEL; AUTOBRONCEADORES [COSMETICOS]; PRODUCTOS PARA DESPUES DEL SOL; ACEITES AROMATICOS; PREPARACIONES (NO MEDICINALES) PARA EL CUIDADO DEL BEBE; PEGATINAS DE ARTE CORPORAL; TATUAJES TEMPORALES DE USO COSMETICO; POLVO PARA EL CUERPO; POLVOS BRILLANTES PARA EL CUERPO; TALCO DE TOCADOR; ALGODON PARA USO COSMETICO; TOALLITAS HUMEDAS IMPREGNADAS CON PREPARACIONES COSMETICAS; PRODUCTOS DEPILATORIOS; ESPUMAS DE AFEITAR; PASTAS DENTIFRICAS; PRODUCTOS PARA BLANQUEAR LOS DIENTES; LIMAS DE UÑAS; PREPARADOS PARA PERFUMAR SALAS [PREPARACIONES PARA PERFUMAR Y DAR FRAGANCIA AL AIRE]; PREPARACIONES COSMETICAS PARA EL BAÑO; ARTICULOS DE TOCADOR Y LOCIONES PARA USO COSMETICO; ACEITES PARA USO COSMETICO; JALEA DE PETROLEO PARA USO COSMETICO.-----fin-de-la-descripción-----

IAB/205139

MEXICO, D.F. A 08 DE JUNIO DE 2016.

20160420679